                                                                    EXHIBIT 10.6

                                     LEASE
                                     -----


    THIS AGREEMENT, made as of the ___ day of _________, 1999, between LONG WHARF DRIVE, LLC, a Connecticut limited liability company with an office at 4 Hamilton Street, New Haven, Connecticut, 06511 ("Landlord") and dsl.net, incorporated, a Delaware corporation with an office at 50 Washington Street, Norwalk, Connecticut 06854 ("Tenant").

                                  WITNESSETH:


1.  LEASED PREMISES:

A.  Premises and Building
    ---------------------

Landlord does hereby lease to Tenant and Tenant does hereby rent from Landlord those certain premises which are deemed to contain approximately 12,078 rentable square feet of space located on the fifth (5th) floor (hereinafter called the "Premises"), as designated on the plan attached hereto as EXHIBIT A and made a
                                                          ---------
part hereof, said Premises being situated in the Building known as 545 Long Wharf Drive, New Haven, Connecticut 06511 (hereinafter called the "Building"). The legal description of the land on which the Building is situated (the "Land") is set forth on EXHIBIT A-1 attached hereto and made a part hereof The Land, the
                -----------
Building and any other improvements located on the Land are collectively referred to herein as the "Property." Landlord hereby reserves and Tenant shall have no right in and to (a) the use of the exterior faces of all perimeter walls; (b) the use of the roof; and (c) the use of the land, improvements and space below the bottom of the lower floor slabs and above the interior surface of the ceiling of the Premises. Said letting and renting is upon and subject to the terms, covenants, and conditions set forth herein, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of the said terms, covenants, and conditions by it to be kept and performed. This Lease is made upon the condition of such performance.

EXHIBIT A-2 annexed hereto and made apart hereof sets forth the general layout
-----------
of the Property and shall not be deemed to be a warranty, representation or agreement on the part of Landlord that the Building or other improvements on the Land will remain as indicated on said plan.

If the Commencement Date has not occurred within two (2) years of the date of this Lease, this Lease shall automatically terminate without further action by either Landlord or Tenant.

B.  Parking
    -------

Throughout the Term, Landlord shall provide 2.67 unreserved parking spaces in the parking lot located on the Property for every 1,000 rentable square feet of the Premises. Landlord may increase, reduce or change (in any manner whatsoever) the dimensions or locations of the parking facility as Landlord shall deem proper, including the increasing or decreasing the number of parking spaces, provided however, that in the event Landlord reduces the number of parking spaces, other than in accordance with Paragraph 18 hereof, Tenant shall continue to receive the number of spaces provided , pursuant to the ratio set forth in the immediately preceding sentence. Said parking spaces may not be assigned, transferred or in any way encumbered except in conjunction with a Landlord approved be assignment or subletting pursuant to Section 13 hereof. The parking spaces are for the sole use and occupancy of Tenant, its employees, agents and business invitees. Landlord shall have the right, from time to time, to change the area, level and arrangement of the parking areas and to change parking access routes. Tenant agrees that no such change, nor any temporary unavailability of any of said parking spaces shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of "Rent," as defined herein, or relieve Tenant from any of its obligations under this Lease.


2.  TERM, POSSESSION AND USE:

A.  Term
    ----

This lease is for a term of six (6) years ("Term") commencing on the "Commencement Date", as hereinafter defined and expiring on the last day of the seventy-second (72nd) full calendar month following the Commencement Date (the "Expiration Date"). The Commencement Date notwithstanding, this Lease and all of the terms and conditions hereof shall be binding upon and shall inure to the benefit of the parties hereto as of the date Tenant takes occupancy of the Premises and/or that certain temporary space, consisting of approximately 2,500 rentable square feet, located on the fifth (5th) floor of the Building, as more particularly shown on EXHIBIT A-3 annexed hereto and made a part hereof (the
                      -----------
"Temporary Space") for Tenant's temporary use for general office purposes. The "Commencement Date" of this Lease shall be the later to occur of (A) the date the Premises is "Substantially Completed", as defined below, and (B) March 1, 1999. Landlord shall, in accordance with the foregoing, fix the Commencement Date and shall notify Tenant of the date so fixed. When the Commencement Date has been so determined, at Landlord's request, the parties hereto shall, within fifteen (15) days after such request, execute a written agreement in the form annexed hereto as EXHIBIT C which will delineate the following: the Commencement
                  ---------
Date and the Expiration Date. Tenant's failure to take occupancy of the Premises by the Commencement Date shall constitute an event of default under the Lease.

B. The Premises shall be deemed "Substantially Completed" when Landlord has completed the construction work which is shown on the plans (the "Construction Plans") which are narratively described by title block in EXHIBIT B annexed
                                                          ---------
hereto and made a part hereof (the "Construction Work"), as determined by Landlord's project architect or construction manager, despite the fact that minor or insubstantial details of construction, decoration or mechanical adjustment remain to be performed provided said minor items can be fully performed within sixty (60) days without material interference with Tenant's use of the Premises.

C.  Use of Premises
    ---------------

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Tenant covenants and agrees to occupy the Temporary Space and the Premises exclusively for general office purposes, consistent with the first class nature of the Building. Tenant shall use the Premises in a careful, safe, and proper manner and agrees to pay for any damage to the Building or Premises caused by misuse or abuse by Tenant, its agents or employees, or by any other person entering upon the Building and/or the Premises under the express or implied invitation of Tenant. Such payment shall be made within thirty (30) days of such damage. Tenant shall not conduct any activity or perform any act prohibited by the laws of the United States of America or the State of Connecticut or the ordinances of the City of New Haven and shall not commit waste nor suffer waste to be committed, nor permit any nuisance on or in the Premises. Tenant understands that all "Common Areas" as defined herein, of the Building are to be shared in common with all other tenants and that they shall be subject to the exclusive control and management of the Landlord.

Tenant shall have the right to the nonexclusive use, in common with others, of those driveways, walks, and other facilities on the Property as may be provided, from time to time, by Landlord for use of the tenants of the Building (hereinafter called "Common Areas"). Landlord may at any time and from time to time, in its sole discretion increase, decrease or change in any manner the Common Areas. Landlord may at any time close temporarily the Common Areas to make repairs or changes or to effect construction, repairs or changes within the Building. No such action of Landlord shall be deemed to be an eviction of Tenant, or breach of this Lease, nor give rise to any claim for damages or for a reduction of any Base Rent, "Tenants Proportionate Share of Operating and Tax Expenses," as defined herein, or "Additional Rent," as defined herein (sometimes collectively referred to herein as "Rent"); provided, however, no action shall be taken by Landlord which would eliminate or substantially reduce, access to the Premises. The Common Areas shall not be decreased, changed or closed in such a manner or for such a time so as to adversely affect the first class reputation and nature of the Building.

D.  Option to Extent Term
    ---------------------

So long as (i) Tenant shall not be in default hereunder, (ii) the Lease has not been assigned or subleased in any manner, and (iii) the Lease shall be in full force and effect, both at the time of giving notice as required in this Section 2.D and at the time of the commencement of any Extension Period, Tenant shall have the right, at its election, to extend the Term for two (2) additional five
(5) year period(s) (respectively, the "Extension Period") commencing upon the expiration of the Terms or the first Extension Period, as the case may be, provided that Tenant shall give Landlord notice of the exercise of its election at least nine (9) months prior to the expiration of the Term or the first Extension Period, as the case may be. Time is of the essence with respect to the exercise by Tenant of the option(s) to extend. Prior to the exercise by Tenant of the election to extend the Term, the expression "Term" or any equivalent expression shall mean the Term then in effect; after the exercise by Tenant of any such election, the expression "Term" or any equivalent expression shall mean the Term as it may have been then extended. All terms, covenants, agreements and conditions in this Lease contained shall apply to the Extension Period to witch the Term shall be extended as aforesaid, including, without limitation, the obligation to pay Additional Rent in accordance with Section 3. below, excepting (i) such provisions of this Lease which by their terms are only applicable to the initial seventy-two (72) month Term or the then existing Extension Period, including any further right extension and, (ii) Base Rent for each Extension Period shall be the fair market rental value for the Premises at the time, as determined by Landlord in its commercially reasonable discretion.

E.  Occupancy of Temporary Space
    ----------------------------

As of February 1, 1999, Tenant shall be permitted to use and occupy the Temporary Space. Tenant acknowledges that it has inspected the Temporary Space and accepts the same in its existing "AS IS" condition and Landlord shall have no obligation to improve, equip or decorate the Temporary Space in any manner whatsoever. Tenant shall make no improvements to the Temporary Space of any nature without, in each instance, obtaining Landlord's prior written consent which Landlord may withhold in its sole discretion. Tenant may occupy the Temporary Space until the Commencement Date. Thereupon, Tenant shall vacate the Temporary Space and leave the same in broom clean condition and in accordance with Section 34(D) of this Lease.

Commencing February 1, 1999 and continuing on the first day of each calendar month through and including the Commencement Date (the "Temporary Space Term"), in addition to and not in lieu of Tenant's other obligations under this Lease, Tenant shall pay to Landlord, in the manner provided in Section 3 below, for its use and occupancy of the Temporary Space, Base Rent in the amount of Two Thousand Nine Hundred Sixteen and 67/100 Dollars ($2,916.67). Tenant shall also be responsible during the Temporary Space Term for payment of its Proportionate Share of Operating and Tax Expenses as defined below, except that Tenant's proportionate share of such costs for Tenant's use and occupancy of the Temporary Space, shall be 0.94%. If Tenant fails to vacate the Temporary Space by the Commencement Date, the same shall constitute an event of default under this Lease and, in addition to the other rights afforded Landlord hereunder, the provisions of Section 26 hereof shall apply to such holdover.


3.  RENT

Tenant shall pay to Landlord as Rent, at Landlord's office, or as directed from time to time by Landlord's notice, during each year of the Term hereof, without prior notice, demand, recoupment or setoff whatsoever, Base Rent, Tenant's Proportionate Share of Operating and Tax Expenses and Additional Rent as provided in this Article 3. As used in this Lease, the following terms shall have the following respective meanings:

Base Rent: The Base Rent payable during the initial Term shall be One Hundred Sixty-Nine Thousand Ninety-Two and 00/100 Dollars ($169,092.00) per annum (based on a per rentable square foot per annum rate of $14.00), which shall be payable, in advance, in equal monthly installments of Fourteen Thousand Ninety-One and 00/100 Dollars ($14,091.00).

Additional Rent: Any required payments to Landlord from Tenant, including but not limited to Tenant's proportionate Share of Operating and Tax Expenses.

Electricity Charges: Landlord's payments to the electrical utility provider for electricity usage charges and electricity demand charges in the Building.

Lease Year: "Lease Year" shall mean the period from the Commencement Date to the expiration of the first full twelve (12) calendar month period of the Term of this Lease and each succeeding twelve (12) month period for the Term of this Lease and any Extended Term. If the Commencement Date is not the first day of a calendar month, the first Lease Year shall be twelve (12) months plus the remaining portion of the partial month of the month containing the Commencement Date. Periods of less than a full Lease Year shall be equitably pro-rated.

Operating Year: Each calendar year in which any part of the Term of the Lease shall fall.

Operating and Tax Expenses: The aggregate of the Operating Expenses and Taxes.

Operating Expenses: The aggregate costs or expenses reasonably incurred by Landlord with respect to the operation, cleaning, repair, maintenance and management of the Property and with respect to the Electricity Charges, as more particularly enumerated hereinafter in this Section 3. For each Operating Year during the Term, Operating Expenses shall be adjusted as necessary to reflect the Operating Expenses which would have been incurred had the leaseable areas of the Building been at least 95% occupied during the entire Operating Year.

Taxes: The real estate taxes and other special assessments assessed with respect to the Property and/or any other tax, if the same replaces the current method of assessment of real estate taxes in whole or in part or is additionally imposed on the Property or upon Landlord relating to the Property and is generally applicable to owners of singular properties. Notwithstanding the foregoing, if the Tenant makes or causes improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, which improvements are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to the Building Standard are assessed, then the real property taxes and assessments levied against Landlord or the Building by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be solely the responsibility of Tenant. If the records of the tax assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements are assessed at a higher valuation than Building Standard, such records shall be binding on both Landlord and Tenant; otherwise the actual cost of the construction shall be the basis for such determination.

Tenant's Proportionate Share: The quotient derived by dividing the sum of the rentable square feet in the Premises by the total number of rentable square feet in the Building, which quotient as of execution date of this agreement is 4.52%.

Tenant's Proportionate Share of Operating and Tax Expenses: Tenant's Proportionate Share of the Operating and Tax Expenses.

A.  Payment
    -------

Tenant shall pay the Base Rent to Landlord, or as otherwise directed by Landlord with appropriate notice, commencing on the Commencement Date, without offset, abatement, deduction or demand. Such Base Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease, at Landlord's Notice Address, or at such other place as Landlord shall from time to time designate by notice. Base Rent shall be paid without benefit of monthly invoice. The first sentence of this Section A. notwithstanding, provided Tenant is not in default under any of the terms and conditions of this Lease, the Base Rent shall be abated for the period commencing on the Commencement Date and ending on that day which is ninety (90) calendar days after the Commencement Date (the "Abatement Period"). During the Abatement Period, all of the other obligations, liabilities, terms and conditions contained herein shall apply and remain in full force and effect.

Base Rent for any partial month shall be pro-rated on a daily basis, and if Base Rent commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the date Base Rent commences and shall be equal to a proportionate part of the monthly installment of Base Rent for the partial month in which Base Rent commences.

Commencing on the Commencement Date and continuing thereafter, during the Term, Tenant shall pay to Landlord (without offset, abatement, deduction or demand) Tenant's Proportionate Share of all Operating and Tax Expenses, said payments to be made monthly on the first day of each and every calendar month during the Term and otherwise in the manner herein provided for the payment of Base Rent, which amount shall be apportioned for any Operating Year in which the Commencement Date falls or the Term of this Lease expires or otherwise terminates. Landlord shall be reasonably consistent, year to year, in its accounting of expenses.

Except as provided above, commencing on the Commencement Date, Tenant shall pay to Landlord (without offset, abatement deduction or demand) Tenant's Proportionate Share of all Operating and Tax Expenses. The first sentence of this subparagraph notwithstanding, provided Tenant is not in default under any of the terms and conditions of this Lease, Tenant's Proportionate Share of Operating and Tax Expenses shall be abated for the Abatement Period. Estimated payments by Tenant on account of Tenant's Proportionate Share of Operating and Tax Expenses shall be made monthly on the first day of each and every calendar month during the Term of this Lease and otherwise in the manner herein provided for the payment of Base Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant's required payments, as reasonably estimated by Landlord from time to time during each Operating Year, on account of Tenant's Proportionate Share of Operating and Tax Expenses for such Operating Year. Within one hundred twenty

(120) days after the end of each Operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Tenant's Proportionate Share of Operating and Tax Expenses for such Operating Year in accordance with generally accepted accounting practices. If estimated payments theretofore made for such Operating Year by Tenant exceed Tenant's required payment on account thereof for such Operating Year, according to such shall within thirty (30) days thereafter pay to Tenant the amount of the overpayment; and, if the required payments on account thereof for such Operating Year are greater than the estimated payments (if any) theretofore made on account thereof for such Operating Year, Tenant shall promptly make payment to Landlord within thirty (30) days after having received such accounting detail and an invoice from Landlord. Such invoices shall be conclusive and binding upon Tenant unless within ninety (90) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness thereof and specifying the particular respects in which the statement is claimed to be incorrect. Tenant shall continue to pay disputed amounts until such time as the dispute has been settled. The preceding sentence notwithstanding, within three (3) years after receipt of Landlord's accounting of Tenant's Proportionate Share of Operating and Tax Expenses, Tenant shall have the right, by not less than ten (10) days prior notice to Landlord, to audit the amount of any item in any of the previous accounting statement, but Tenant shall continue paying Tenant's Proportionate Share of Operating and Tax Expenses. Any such audit shall be conducted by an internal auditor of Tenant, or a nationally recognized public accounting firm, but in either event, no such person or entity engaged by Tenant to conduct an audit shall be hired or paid on any contingency fee basis. Any audit conducted by Tenant shall be at Tenant's sole cost and expense and shall be conducted during Landlord's regular business hours and at Landlord's principal place of business. Tenant shall deliver a copy of any such audit to Landlord and if such audit discloses an overpayment of Operating and Tax Expenses by Tenant, and Landlord verifies same, the Tenant shall be entitled to a credit in the amount of said overpayment against the next monthly payment of Base Rent.

B.  Operating Expenses
    ------------------

Operating Expenses shall mean all costs and expenses (whether or not presently within the contemplation of the parties) paid or incurred, directly or indirectly, by Landlord in operating, managing, equipping, repairing, replacing, policing and/or maintaining the Building or Property, or any part thereof, witch shall include the following costs by way of illustration, but shall not be limited to: same, wages, hospitalization, medical, surgical, and general welfare benefits (including group life insurance), and pension payments of agents or employees of Landlord engaged in the operation or maintenance of the Building (all of which shall be prorated to the extent any such agent or employee does not work full time at the Building); payroll charges and/or taxes; workers compensation insurance; lamps; fluorescent tubes; ballasts; steam; fuel; utility taxes; . electricity, including the Electricity Charges; water (including sewer charges and/or rental); casualty, business interruption or rent insurance and liability insurance; repairs and maintenance, including, but not limited to, repairs and maintenance to the roof, foundation, exterior and interior walls, floors and covering of same in common areas and structural elements; building and cleaning supplies; uniforms and dry cleaning; window cleaning; management fees not to exceed five percent (5%) of the gross revenues of the Property; service contracts with independent contractors; electricity audit costs; telephone; telegraph, stationery, advertising; equipment necessary for the maintenance and operation of the Building; protection and security services; replacements of plate and window glass; tenant area and common area cleaning and janitorial services; plant and landscape services; ground maintenance; elevator maintenance and repair; ice, snow and trash removal; and all other expenses paid in connection with the operation of the Building. (Operating Expenses shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, or real estate broker's commissions Operating Expenses shall also include, but not be limited to, the capital cost of repairs and/or replacements, including, but not limited to repairs and replacements of the roof, foundation, exterior and interior walls, floors and coverings of same in the Common Areas, structural elements and elements or systems in the Building which are considered capital items pursuant to generally accepted accounting principles, or any capital improvements made to the building by Landlord that reduce Operating Expenses or that are required under any governmental law or regulation not previously applicable to the Building or not in effect at the time it was constructed.) Such capital cost shall be amortized over such reasonable periods as Landlord shall determine consistent with generally accepted accounting principles. Landlord agrees that all capital costs included as Operating Expenses shall be net of any insurance proceeds received. Operating Expenses shall not include the capital costs associated with any expansion of the Building or the parking area (unless expanded at Tenant's request) nor shall they include the cost of advertising costs associated with the marketing or rental of space in the Building.

C.  Tenant's Electrical Usage.  In addition to the payments required of Tenant
    -------------------------
hereunder, Tenant shall be responsible for all costs of electricity furnished directly by Landlord or the public utility provider to the Premises or any portion thereof, including, but not limited to, that portion of the Premises to be used by Tenant as a computer network operations center (the "NOC Area") shown as the cross-hatched area on EXHIBIT A-4 annexed hereto, and any enlargement or
                             -----------
relocation thereof, which electricity shall be separately submetered. The costs initially incurred by Landlord in the purchase and installation of all submetering equipment for the NOC Area shall be included in "Tenant's Costs" as defined in Paragraph 5(C)(a) below. Following the completion of the Construction Work, all costs subsequently incurred by either party in connection with submetering the NOC Area in the event the NOC Area is enlarged or relocated, or for submetering any other portion of the Premises, shall be the sole obligation of Tenant. For those areas of the Premises which are not separately submetered, the cost to Landlord for furnishing electricity to said areas shall be deemed Electricity Charges, and the same shall be included in Operating Expenses.

D.   Late Payment
     ------------

If Rent or other payments due Landlord hereunder are received later than ten
(10) days after the same shall be due or if any payment due to Landlord hereunder on demand is not received within ten (10) days after demand, a late fee of five percent (5%) of the amount due or Twenty Five Dollars ($25.00), whichever is the greater, shall be due and payable by Tenant as Additional Rent. The parties agree that calculation of the exact costs which Landlord will incur if Tenant makes late payments would be difficult to determine but would include, without limitation, processing and accounting charges and late charges which may be imposed upon Landlord by the terms of any mortgage constituting a lien upon the Building. The parties agree that the late fee provided herein is a fair and reasonable estimate of the costs the Landlord will incur. If any payment of Base Rent, Tenant's Proportionate Share of Operating and Tax Expenses, Additional Rent or any other sums payable by Tenant to Landlord hereunder shall remain unpaid for ten (10) days after the same shall be due, then in addition to the late fee as aforesaid interest shall, at Landlord's option, accrue on the unpaid portion thereof at the following rate and shall be payable by Tenant on demand: at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate then permissible under Connecticut law, until paid. This provision, or payment by Tenant hereunder, or action taken by Landlord hereunder shall not diminish or abrogate Tenant's duty to pay Rent when due, or Landlord's rights to declare default for late payment as provided elsewhere in this Lease.

E.  Covenant to Pay Rent
    --------------------

All Rent payments provided for herein shall be due at the time stipulated and shall be due and payable in full without abatement, off-set, recoupment or deduction of any kind. Tenant's covenant to pay Rent shall at all times exist as an independent covenant.

4.  LETTER OF CREDIT:

Tenant has deposited, and shall maintain on deposit with Landlord at all times during the initial Term of this Lease, one or more unconditional, irrevocable letter(s) of credit (each a "Deposit L/C") in the "Required Amount" (as hereinafter defined), as security for the full and prompt payment, performance and observance by Tenant of all of the covenants and obligations to be paid, performed and/or observed on the part of Tenant under this Lease and for the payment of any and all damages for which Tenant, shall be final by reason of any act or omission contrary to any of the provisions of this Lease. Each Deposit L/C shall be issued by a bank reasonably acceptable to Landlord and shall be substantially in the form of the letter of credit attached hereto on Exhibit D and made a part hereof. If any Deposit L/C provides that the amount drawable thereunder shall cease to be available on a date prior to the date which is thirty (30) days after the expiration of the fourth (4th) Lease Year, or if the issuing bank shall give written notice to Landlord that it will not extend such Deposit L/C for an additional twelve (12) months beyond the then current expiry date, Tenant shall, at least thirty (30) days prior to the date specified in such Deposit L/C as being the date on which such drawable amount will cease to be available, or the then current expiry date, as the case may be, either furnish to Landlord a renewal or extension of such Deposit L/C or a new Deposit L/C. Failure to comply with the provisions of the preceding sentence prior to the commencement of said thirty (30) day period shall be deemed to be a default under this Lease and Landlord may, at any time during said thirty (30) day period, draw upon such Deposit L/C and retain as a security deposit hereunder the amount so drawn. As used herein, the term "Required Amount" shall mean (a) $216,377.37, for the period from the Commencement Date to and including the day immediately preceding the seventh (7th) full calendar month following the Commencement Date, (b) $144,936.00, for the period from the first day of the seventh full calendar month of the term to and including the day immediately preceding the first (1st) anniversary of the Commencement Date, (c) $120,780.00, for the period from the first anniversary of the Commencement Date to and including the day immediately preceding the second (2nd) anniversary of the Commencement Date, (d) $96,624.00, for the period from the second anniversary of the Commencement Date to and including the day immediately preceding the third
(3rd) anniversary of the Commencement Date, and (e) $72,468.00, for the period from the third anniversary of the Commencement Date to and including the day immediately preceding the fourth (4th) anniversary of the Commencement Date.

If Tenant defaults beyond any applicable notice and cure period in the full and prompt payment, performance and observance of any of the covenants and obligations to be paid, performed and/or observed on the part of Tenant under this Lease, including the payment of Base Rent or Additional Rent, or any other sums or damages payable under this Lease, Landlord, at Landlord's election, may draw upon the Deposit L/C to the extent required for the payment to Landlord of any such Base Rent or Additional Rent, or any other sums or damages in respect of which Tenant is so in default or for any sums which Landlord may expend or may be required to expend by reason of Tenant's default, including any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Landlord shall so draw upon the Deposit L/C, Tenant shall, upon demand, immediately deposit with Landlord, a new Deposit L/C in an amount equal to the amount so drawn. If, at any time after the payment by Tenant to Landlord of any amounts required to be paid by Tenant under this Lease, Landlord is required to return or repay to Tenant, for any reason in connection with the bankruptcy or insolvency of Tenant, any Base Rent or Additional Rent, or any other sums paid by Tenant to Landlord under this Lease, then at Landlord's election, the Deposit L/C may be drawn upon and the proceeds thereof applied by Landlord to offset all or any portion of the amounts so returned or repaid. If Tenant shall fully and faithfully pay, perform and observe all of the covenants and obligations to be paid, performed and/or observed on the part of Tenant under this Lease, the Deposit L/C shall be returned to Tenant within ninety (90) days after the fourth (4th) anniversary of the Commencement Date.

In the event of any sale of Landlord's interest in the Building, or a leasing of the Building (whether or not in connection with a sale or leasing of the Land), Landlord shall have the right to transfer the Deposit L/C to the vendee or lessee and Landlord shall, thereupon, be released by Tenant from all liability for the return of the Deposit L/C and, in such event, Tenant agrees to look solely to the new Landlord for the return of the Deposit L/C. It is agreed by Tenant that the provisions of this Article 4 shall apply to every transfer or assignment made of the Deposit L/C to a new Landlord.

Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, its interest in the Deposit L/C and that neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance, or attempted assignment or attempted encumbrance.

5.  IMPROVEMENTS AND SERVICES:

A.  Construction Work
    -----------------

Landlord will Substantially Complete the Construction Work.

B.  Change Orders
    -------------

Tenant may make minor changes to the Construction Plans subject to Landlord's prior written approval, which approval shall not be unreasonably withheld.

C.  Tenant's Costs and Improvement Allowance.
    ----------------------------------------

     (a) Tenant's Costs. Tenant's costs ("Tenant's Costs") for the Construction Work shall be the contract price paid by Landlord, as the same may have been revised by any change orders, plus the following:
          (i) permit fees; (ii) space planning and other design costs; (iii) fees of a third party construction manager; (iv) fees of architects and engineers in connection with the design of the Construction Work;
          (v) general contractor profit and overhead; (vi) administrative fees of Landlord in connection with overseeing the design and construction of the Construction Work; (vii) the cost of installing submeter(s) in the Premises for measuring Tenant's electrical consumption; and (viii) all other costs and expenses in connection with the design and construction of the Construction Work.

     (b)  Improvement Allowance.  Landlord shall provide Tenant an allowance of
          ---------------------
          up to Twelve and 00/100 Dollars ($12.00) per rentable square foot of the Premises (the "Improvement Allowance"), to be applied against Tenant's Costs. Within sixty (60) days of Substantial Completion of the Construction Work, Landlord shall furnish to Tenant a final accounting of Tenant's Costs.

     (c) If Tenant's Costs exceed the Improvement Allowance, then Tenant shall pay Landlord such excess within ten (10) days after receipt of such final accounting, as Additional Rent.

     (d) If Tenant's Costs exceed Ten and 00/100 ($10.00) per rentable square foot of the Premises but are less than or equal to $12.00 per rentable square foot of the Premises (the "Excess Tenant's Costs"), annual Base Rent shall be increased as follows: The Excess Tenant's Costs shall be fully amortized on a straight-line basis over the remaining initial Term, using an annual interest factor of 10%, so as to arrive at a monthly amortization amount (the "Monthly Amortized Allowance Amount"). The Monthly Amortized Allowance Amount shall be added to the monthly installment of Base Rent and shall be treated as Base Rent for all purposes of this Lease. Upon determination of the Monthly Amortized Allowance Amount, the parties shall enter into an amendment to this Lease to establish the increased Base Rent.

     (e) If Tenant's Costs are less than the Improvement Allowance, then the unused portion of the improvement Allowance shall be retained by Landlord.

D.   Subsequent Improvements
     -----------------------

Tenant covenants and agrees that Tenant shall not make or erect any improvements, alterations, replacements, additions or accessions or any other tenant improvements (individually and collectively referred to herein as "Tenant Improvements") in any manner whatsoever to the Building or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. For the purposes of this Lease, "Tenant's Improvements" shall include and be defined to mean all work required to be done in preparing the Premises so that it may be operated for business (other than the Construction Work), as well as all alterations, decorations, installations, additions or improvements to the Premises occurring thereafter. Tenant covenants and agrees that all Tenant's Improvements shall be done at Tenant's full cost and expense, shall comply with all applicable governmental regulations, shall be done only by contractors, subcontractors and mechanics with respect to whom Landlord has consented, which consent shall not be unreasonably withheld, shall be done in a manner which will assure labor harmony at the site and shall be done in a manner which will not unreasonably interfere with the construction work or other tenants of Landlord's Building. Tenant agrees to provide Landlord copies of all plans and specifications for such improvements, alterations, replacements or accessions and with the name of the general contractor and, if known, names of any subcontractors and mechanics who are to perform such work at least fifteen (15) days in advance of the commencement of any such work. Landlord shall, within three (3) business days. of receipt of such copies from Tenant, notify Tenant as to whether Landlord consents to such plans, specifications, contractors, subcontractors, etc., which consent shall not be unreasonably withheld, or whether such consent is withheld, in which case Tenant's contemplated construction shall not commence. All electrical and/or mechanical contractors must be specifically approved by Landlord which approval may be withheld in Landlord's sole discretion. Notwithstanding the aforesaid, Landlord's consent to Tenant's plans, specifications, contractors, subcontractors, etc. shall not be construed as Landlord's consent to Tenant causing work to be done in the Premises in a manner or under conditions which entitle the person doing the work or furnishing the materials to a mechanic's or materialmen's lien. As a condition precedent to Landlord's consent to the making by Tenant of such Tenant's Improvements to the Premises, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanic's liens upon the real property in which the Premises are located, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, subcontractors, materialmen and laborers who contract for or intend to perform such work. Notwithstanding the foregoing, if any mechanic's lien or other lien is filed against the Premises or the Landlord's Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, it shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's expense, by filing the bond required by law, or by payment or otherwise. If any such mechanics' or other liens be filed against the Land, the Building or the Premises and Tenant fails to discharge same within thirty (30) days after such filing, then in addition to any other right or remedy of

Landlord, Landlord may, but without obligation to do so, discharge the same by bonding or by paying the amount claimed to be due. Any amount paid by Landlord for the satisfaction of any such lien and all reasonable legal and other costs incurred by Landlord in procuring such discharge shall be payable by Tenant to Landlord as Additional Rent on demand. Tenant covenants and agrees to indemnify Landlord and hold Landlord harmless of and from any and all claims, costs, suits, damages and liability whatsoever arising out of or as a result of any such work done by Tenant or Tenant's contractors, subcontractors, agents or employees, including reasonable attorney's fees for the defense thereof. Landlord shall not be liable for any failure of any building facilities or services caused by alterations, installations and/or additions by Tenant, and Tenant shall promptly correct any such failure. In the event Tenant shall not promptly correct same, Landlord may make such correction and charge Tenant for the cost thereof. Such sum due Landlord shall be deemed Additional Rent and shall be paid by Tenant promptly upon being billed therefor.

Prior to commencing any work pursuant to the provisions of this Lease, Tenant shall additionally furnish to Landlord: (i) copies of all governmental permits and authorizations which may be required in connection with such work; (ii) a certificate evidencing that Tenant (or Tenant's agents or contractors) has procured worker's compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury against Landlord, Tenant or Landlord's Building; and (iii) such additional personal injury and property damage insurance as Landlord may reasonably require because of the nature of the work to be done by Tenant.

All Improvements upon the Premises and any replacements therefor, including all paneling, decorations, partitions, railings, affixed to the realty, except furniture, movable trade fixtures and movable equipment installed at the expense of Tenant shall become the property of Landlord and shall remain upon, and be surrendered with the Premises as a part thereof at the termination of this Lease, without compensation to Tenant; unless, however, Landlord by notice given to Tenant no later than thirty (30) days prior to the end of the Term shall elect to have Tenant remove any or all such Tenant Improvements. Thereupon Tenant shall accomplish such removal at its sole cost and repair any damage caused by such removal.

E.  Customary Services
    ------------------

Landlord shall provide the following services, all of which shall be considered Operating Expenses:

     (a) Heating and cooling to the Premises to provide reasonably comfortable levels of temperature and ventilation consistent with applicable building codes and regulations for the occupants of the Premises under normal business operation. Business hours for the Premises shall be between the hours of 7:00 a.m. and 7:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 p.m. on Saturdays but there shall be excluded from business days Connecticut and federal holidays that are normally observed by general business offices.

     (b) Water service for lavatory purposes and for drinking, lavatory and toilet purposes at a central service area on each floor.

     (c), Cleaning and janitorial services including rubbish removal, to the Premises in accordance with Cleaning Specifications, annexed hereto as EXHIBIT E, provided the same are kept in reasonable order by Tenant.
          ---------

     (d) Free and unobstructed access to the Premises on business days and access at all other times subject to reasonable security restrictions from time to time in effect, and subject always to restrictions based on emergency conditions. Landlord shall provide keys or other security devices which will permit such access outside of the hours and days above specified.

     (e) Cleaning and janitorial services to the Common Areas, the other public areas of the Building and Property and the exterior walls of the Buildings (including the exterior glass), and removal of snow and ice from the parking areas, sidewalks and walkways included in the Property, also as to maintain such areas in a clean and neat condition commensurate with similar office buildings in the New Haven, Connecticut area.

     (f) Electricity for Tenant's general office uses (i.e. lighting, office equipment and personal computers) and replacement of light fixtures, tubes, lamps, ballasts, bulbs, lenses, globes and switches.

     (g) One lobby directory sign, the size and location of which shall be designated by Landlord in its sole and absolute discretion.

Tenant shall pay Landlord a charge of Twenty-Five and 00/100 Dollars ($25.00) per hour for any utilities and services, including without limitation, air conditioning, electric current and water, provided by Landlord by reason of any use of the Premises at any time other than the times described above or any use beyond that which Landlord agrees to furnish as described above, or special electrical, cooling and ventilating needs created in certain areas by telephone equipment, computers and other similar equipment or uses.

F.   Additional Services
     -------------------

Should Tenant require any additional work or service, including but not limited to service of the nature described above, including service furnished outside the stipulated hours, Landlord may on terms to be agreed, upon reasonable advance notice by Tenant, furnish such service at charges as may be agreed on, but in no event at a charge less than Landlord's actual cost plus overhead for the additional services provided. It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from reasonable interruption. Tenant acknowledges that any one or more such services may be suspended by reason of accident or of repairs, alterations or improvements necessary to be made (in which event Landlord will use its reasonable efforts to cure or correct any deficiency in same), or by strikes or lockouts or reason of operation of law, or causes beyond the reasonable control of Landlord. Any such interruption or discontinuance of service shall never be deemed an eviction or disturbance of Tenant's use, and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for damages by abatement of Rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. Notwithstanding the foregoing, in the event the cessation of any service renders the Premises untenantable, Rent shall abate but only for the period of time and in the amount for which Rent reimbursement insurance proceeds are actually received by Landlord.

6.  QUIET ENJOYMENT:

So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall at all times during the Term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from, or through Landlord.

7.  LEASE SUBJECT TO SUPERIOR RIGHTS:

This Lease, including the covenant of quiet enjoyment, and all of Tenant's rights and options hereunder, is subject and subordinate to all present mortgages affecting the Property or the Building, and to any mortgage which may hereafter be executed affecting the Property or the Building, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant hereby agrees to execute, if the same is required or requested, any and all instruments in writing to subordinate Tenant's rights acquired by this Lease to the lien of any such mortgage. Tenant agrees that foreclosure of any mortgage encumbering the Property or the Building shall not be a constructive eviction of Tenant and Tenant shall not have the right to appear in any such foreclosure action. Tenant hereby agrees to execute, acknowledge, and deliver any such instrument or instruments as Landlord may determine necessary to carry out the intent of this Article within ten (10) days of notice from Landlord. Notwithstanding the foregoing, Tenant agrees to attorn to any purchaser at foreclosure sale, to any grantee or transferee designated in any deed given in lieu of foreclosure, or any mortgagee in possession and this Lease shall thereafter continue in full force and effect, or at the request of such purchaser, grantee or transferee or mortgagee in possession to enter into a new lease on the same terms and conditions as this Lease. Landlord shall use reasonable efforts to provide Tenant with such subordination, non-disturbance and/or attornment agreements, provided such agreements do not materially alter any terms hereof or expand Tenant's financial liability hereunder.

Landlord shall have the right to mortgage, transfer, assign or convey the Building, Property or any of its rights under this Lease, in whole or in part, and nothing in this Lease shall be construed as a restriction of Landlord's ability to do so.

8.  ESTOPPEL CERTIFICATE BY TENANT:

Tenant shall at any time and from time to time, within ten (10) days after written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental, the security deposit, if any, and other charges are paid in advance, if any, and acknowledging that, to the best of Tenant's knowledge, there are no offsets, defenses or counterclaims with respect to the payment of Rent and that there are no uncured defaults on the part of Landlord hereunder and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder or specifying such defaults, events, or conditions if any are claimed. Tenant shall also execute and acknowledge such certificates and agreements as may be required by Landlord's mortgagee, provided such certificates or agreements do not materially alter any of the Terms hereof or expand Tenant's financial liability hereunder. Without limiting the generality of the foregoing, Tenant shall agree that if Landlord's mortgagee succeeds to Landlord's interest in the Building or assumes possession or control of the Building, such mortgagee shall not be liable for any act or omission of any prior Landlord but Tenant shall not be prohibited from seeking any recovery for such acts from the prior Landlord. It is expressly understood and agreed that any such statement may be relied upon by Landlord or any prospective purchaser or encumbrancer of all or any portion of the Building or the Property. Tenant's failure to deliver such statement within such time shall constitute a breach and default under this Lease, and shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as maybe represented by Landlord, and that there are no uncured defaults in the Landlord's performance.

Tenant, upon request of Landlord, will, from time to time, execute and deliver to Landlord an instrument in form reasonably satisfactory to Landlord stating whether or not Tenant has exercised any option to extend the Term of this Lease.


9.  RIGHTS RESERVED TO LANDLORD:

In addition to any other rights of Landlord under this Lease and/or at law or in equity, Landlord reserves the following rights:

     (a) After thirty (30) days notice to Tenant, to change the name, number, or designation of the Building during the Term of this Lease or any extensions hereof without liability to Tenant.

     (b) To install and maintain a sign or signs on the exterior or interior of the Building.

     (c) To designate all sources furnishing sign painting and lettering, ice, drinking water, towels, toilet supplies, shoe shining, vending machines, mobile vending service, catering, and like services used on the Premises or in the Building.

     (d) Constantly to have pass keys to the Premises. Said keys shall only be for use in the event of emergency or for cleaning and maintenance.

     (e) On reasonable prior notice to Tenant, to exhibit the Premises to prospective tenants during the last twelve (12) months of the Term, and to exhibit the Premises at any time during the Term to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest.

     (f) At any time upon reasonable notice and in a manner which does not unreasonably interfere with Tenant's business, to enter the Premises to examine and inspect the same or make such repairs, additions, or alterations as Landlord may deem necessary or proper for the safety, improvement, or preservation thereof. Landlord shall at all times have the right at its reasonable election to make such alterations or changes in other portions of the Building as it may from time to time deem necessary or desirable. All such work performed within the Premises shall, except in the case of emergency, be performed so as not to unreasonably interfere with Tenants use of the Premises. Landlord shall not be liable to Tenant for any damage or inconvenience thereby suffered by Tenant.

10.   TENANT'S ADDITIONAL COVENANTS:

Tenant covenants at all times during the Term and such further times as Tenant occupies the Premises or any part thereof

     (a) To perform promptly all of the obligations of the Tenant set forth in this Lease; and to pay when due items of Base Rent, Tenant's Proportionate Share of Operating and Tax Expenses, Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by the Tenant.

     (b) To conduct its business at all times in a high grade and reputable manner so as to help establish and maintain a high reputation for the Building.

     (c) To store all trash and refuse within the Premises and to attend to the daily disposal thereof in the manner designated by Landlord; to keep all drains inside the Premises clean; to receive and deliver goods and merchandise only in the manner and areas designated by Landlord.

     (d) To comply with "Building Rules and Regulations" ("Rules") which are attached hereto as EXHIBIT F and incorporated herein by reference.
                             ---------
          Landlord may from time to time hereafter make Rules or reasonable modifications to the Rules and establish reasonable additional Rules for the safety, comfort and welfare of the occupants of the Building as Landlord deems necessary. Such Rules, modifications or additions shall be binding upon Tenant when a copy is delivered to Tenant or Tenant's agents or employees in the Premises. Landlord shall have no duty or obligation to enforce any Rules, or any term, covenant or condition of any other lease, against any other tenant or occupant of the Building, and Landlord's failure or refusal to enforce any Rule or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

     (e) To make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority because of Tenant's use of the Premises; to keep the Premises equipped with all safety appliances so required because of such use; to procure any licenses and permits required for any such use; and to comply with the orders and regulations of all governmental authorities, except that Tenant may defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives Landlord appropriate assurance against any loss, cost or expense on account thereof and if such deferral shall not adversely affect the operation of any other areas within the Building.

     (f) Not to place signs of any nature or kind whatsoever in or upon the windows of the Premises. Tenant signage, at Tenant's sole expense, will be installed by means of a Building Standard nameplate located at the entrance to Tenant's Premises. Any other signs shall be subject to Landlord's approval which may be unreasonably withheld. Tenant shall not use any picture or drawing of the Building in any advertisement or promotional material without Landlord's prior written consent. Landlord reserves the right to promulgate standards for all window coverings for the Premises and the Building.

     (g) Not to make any use of the Premises other than the permitted use set forth in Section 2.B.

     (h) Not to injure, overload, deface or otherwise harm the Premises; nor commit any nuisance; nor permit the emission of any objectionable noise or odor; nor burn any trash or refuse within the Building; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance; nor use any advertising medium that may constitute a nuisance, such as loudspeakers, sound amplifiers, phonographs or radio or television broadcasts in a manner to be heard outside the Premises; nor do any act tending to injure the reputation of the Building; nor park trucks or delivery vehicles outside the Premises so as to interfere unreasonably with the use, of any driveways, walks, or parking areas.

     (i) Not permit or suffer to be done any act, matter, thing or failure to act in respect of the Premises or use or occupy the Premises or conduct or operate Tenant's business in any manner objectionable to any insurance company or companies whereby the fire insurance or any other insurance then in effect in respect of the Premises or the Building or any part thereof shall become void or suspended or whereby any premiums in respect of insurance maintained by Landlord shall be higher than those which would normally have been in effect for the occupancy contemplated within the Building. In case of a breach of this covenant, in addition to all other rights and remedies of Landlord hereunder, Tenant shall (a) indemnify Landlord and the lessor(s) of any ground or underlying lease(s) and hold Landlord and such lessor(s) of any ground or underlying lease(s) harmless from and against any loss which would have been covered by insurance which shall have become void or suspended because of such breach by Tenant and (b) pay to Landlord, as Additional Rent, any and all increases or premiums on any insurance, including, without limitation, fire insurance and rent insurance, resulting from any such breach.

11.   WAIVER OF PROPERTY AND LIABILITY CLAIMS:

A.  Damage from Water and Similar Sources
    -------------------------------------

Landlord shall not be liable for any damage to any property, or person, at any time in the Premises, or the Building of which they are a part, from steam, gases, electricity, or from water, rain, or snow, whether they may leak into, issue, or flow from any part of said Building, or from the pipes or heating or air conditioning apparatus of the same, or from any other place. Tenant shall give Landlord prompt notice of any accident to or defect in the pipes, heating, or air conditioning apparatus or electric wires or system.

B.  Damage from Other Causes
    ------------------------

Tenant waives all claims it may have against Landlord, and against Landlord's agents and employees for injury or damage to person or property sustained by Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Building or any equipment or appurtenances becoming out of air, or resulting from any accident in or about the Building or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Building or of any other person. If any damage results from any act of neglect or negligence of Tenant, Landlord may, at Landlord's option repair such damage and Tenant shall thereupon pay to Landlord upon demand the total cost of such repair as Additional Rent. All personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Building shall be there at the risk of Tenant or of such other person only, and Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof.

C.  Loss of Business, Etc.
    ----------------------

Landlord shall not in any event be liable for loss of business of Tenant nor salaries paid to Tenant's employees, agents, or contractors, nor for any latent defect in the Premises or in the Building. Tenant shall give prompt written notice to Landlord in case of theft, fire, or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

D.   Indemnification
     ---------------

Tenant covenants and agrees that Tenant will have sole liability for any claims, demands, penalties, or liabilities that may arise out of or be connected with Tenant's occupation, use or enjoyment of the Premises, or the Building and will release, discharge, indemnify Landlord, and hold Landlord and Landlord's mortgagee harmless from and against all claims, demands, penalties and liabilities for any damage or injury to persons, firms, corporations or property suffered, sustained, or incurred as a result of or in connection with or arising out of any act or omission of Tenant or its agents, employees, contractors, licensees and business invitees, in connection with the occupation, use, or enjoyment of the Premises or the Building by Tenant, including the cost of defending against such claims or demands. Tenant shall indemnify and save harmless Landlord and Landlord's mortgagee from and against any and all liability and damages, and from and against any and all suits, claims, and demands of every kind and nature, including reasonable counsel fees, by or on behalf of any person, firm, association or corporation arising out of or based upon any accident, injury or damage, however occurring, which shall or may happen during the Term hereof, on or about the Premises, and from and against any matter or thing growing out of the condition, maintenance, repair, alteration, use, occupation or operation of the Premises. In case of any action or proceeding on any such claim or demand being brought against Landlord or Landlord's mortgagee, Tenant, upon notice from Landlord, covenants to resist and defend such action or proceeding. Landlord may also resist and defend such action in the event Tenant fails or refuses to do so, and in such event, Tenant shall reimburse Landlord on demand for all reasonable costs which Landlord may incur in so doing, as Additional Rent. Subject to the provisions of Sections 11.A., 11.B., 11.C. and 12.F. hereof, Landlord shall indemnify and hold Tenant harmless for any and all damage or injury to person or property arising out of the gross negligence of Landlord, its agents, servants and employees.


12. INSURANCE BY TENANT:

During the Term of this Lease, Tenant, at its sole cost and expense, shall carry and maintain the following types of insurance, in insurance companies which are authorized to do business in the State of Connecticut, which have a Best's Rating of A-X or better and are satisfactory to Landlord in its sole discretion.

A.  Property Insurance
    ------------------

All-risk property insurance, on a Special Causes of Loss, Replacement Cost basis, on all of Tenant's, personal property located within the Premises and on all Tenant Improvements which may have been made by Tenant or by Landlord on behalf of the Tenant to the Premises.

B.  Liability Insurance
    -------------------

Comprehensive general liability insurance and personal injury liability insurance, insuring Tenant and Landlord, against liability for injury to persons (including death) or damage to property occurring in or about the Premises or arising out of the ownership, maintenance, use, or occupancy thereof, insuring against any claim up to $2,000,000.00, in the case of death or bodily injury to one person and up to $2,000,000.00 in the case of any one accident involving death or bodily injury to more than one person, and shall insure against any claim for property damage up to $1,000,000.00 with a contractual obligation endorsement.

At the reasonable request of Landlord, Tenant shall adjust annually the amount of the coverage established in this Section 12.B to such amount as, in Landlord's reasonable opinion, adequately protects Landlord's interest.

C.  Worker's Compensation
    ---------------------

Worker's compensation insurance insuring Tenant from all claims for personal injury, disease, and/or death under the worker's compensation law of the State of Connecticut, plus at least $500,000.00 of employers' liability coverage.

D.  Other Insurance
    ---------------

Such other insurance as Landlord may reasonably require.

E.  Tenant To Furnish Copies
    ------------------------

Tenant shall furnish Landlord certificates of insurance evidencing said policies within ten (10) days after the execution of this Lease and thereafter at least fifteen (15) days prior to each policy renewal date. Such policies shall name Landlord and any mortgagee or property manager of Landlord as additional insureds and shall provide that coverage may not be canceled or reduced without at least thirty (30) days' written notice first given to Landlord. Tenant shall have the privilege of procuring and obtaining all such insurance through its own sources; provided, however, that if Tenant fails to produce and maintain said insurance, Landlord may, but shall not be obligated to, purchase the same at Tenant's cost, and the cost thereof shall be Additional Rent which shall be due and payable to Landlord on the date of the next monthly rental installment. Landlord, however, may elect not to purchase such insurance for Tenant's behalf and, in lieu thereof, declare Tenant's default hereunder.

F.  Waiver of Subrogation
    ---------------------

Notwithstanding anything in this Lease to the contrary, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action against the other, its agents, employees, licensees, or invitees for any loss or damage to or at the Premises or the Property or any personal property of such party therein or thereon by reason of fire, the elements, or any other cause which would be insured against under the terms of the insurance policies referred to hereinabove, regardless of cause or origin, including omission of the other party hereto, its agents, employees, licensees, or invitees. Landlord and Tenant covenant that no insurer shall hold any right of subrogation against either of such parties and Landlord and Tenant shall obtain waivers of such subrogation rights from its insurers. The parties hereto agree that any and all such insurance policies required to be carried by either shall be endorsed with a subrogation clause, substantially as follows: "This insurance shall not be invalidated should the insured waive, in writing prior to a loss, any and all right of recovery against any party for loss occurring to the property described therein," and shall provide that such party's insurer waives any right of recovery against the other party in connection with any such loss or damage.


13.   ASSIGNMENT AND SUBLETTING:

A.  Consent.
    -------

Tenant will not sublet the Premises or any part thereof or transfer possession or occupancy thereof to any person, firm or corporation, or transfer or assign this Lease, except pursuant to the provisions of this Article 13. No subletting or assignment hereof shall be effected by operation of law or in any other manner unless with prior written consent of Landlord. Tenant shall not assign this Lease or sublet the Premises without Landlord's prior consent which shall not be unreasonably withheld. The parties explicitly agree that Landlord shall be deemed to be acting in good faith in withholding its consent if, among other reasons, (i) evidence of satisfactory financial capacity of such sublessee or assignee is not submitted to Landlord or if Landlord determines such financial capacity of any proposed assignee or sublessee is insufficient to cover Tenant's obligations under this Lease, (ii) Landlord believes such sublessee's or assignee's business would be disruptive or objectionable to other Tenants of the Building, (iii) the nature of such sublessee's or assignee's business would cause a material increase in Operating Expenses or require a use of the Premises from that set forth in Article 2.C. or (iv) Tenant's mortgagee(s) does (do) not grant its (their) consent.

B.  Excess Rent
    -----------

From and after the effective date of an assignment or subletting, Tenant shall pay to Landlord monthly as Additional Rent fifty percent (50%) of any "Net Rent," as defined herein which is in excess of (i) the pro-rata share of Rent then being paid by Tenant for the portion of the Premises being sublet or assigned, and (ii) in the case of a subletting, all reasonable subleasing expenses, including, but not limited to attorney's fees, brokerage commissions, improvements to the Premises and free rent. For the purposes of this paragraph "Net Rent" shall mean the Rent accruing to Tenant as the result of such sublease or assignment.

If Tenant or any subtenant or other person claiming through or under Tenant, shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease, as the case may be, Tenant shall pay to Landlord a sum equal to fifty percent (50%) of any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant for such assignment. All sums payable hereunder by Tenant shall be paid to Landlord as Additional Rent immediately upon receipt thereof by Tenant or by any subtenant or other person claiming through or under Tenant.

C.  Tenant Not Released
    -------------------

In the event of any subletting of all or any portion of the Premises or assignment of this Lease by Tenant, Tenant shall remain jointly and severally liable to Landlord for payment of all Rent stipulated herein and for payment and performance of all other covenants and conditions contained herein. Rent due from Tenant shall not be diminished or abated during any remodeling or redecoration period. Landlord may collect Rent from any sublessee or assignee and apply the net amounts collected to the Base Rent, Tenant's Proportionate Share of Operating and Tax Expenses, and Additional Rent but no such collection shall be deemed to be a waiver of the provisions of this Section. Further, notwithstanding anything contained herein to the contrary, any and all unexercised options to extend or renew the Term of this Lease or to expand the Premises and any and all rights of first offer and similar rights are intended by both Landlord and Tenant to be personal to dsl.net, incorporated and are not intended to, and shall not benefit any assignee or sublessee hereunder. Upon any assignment or subletting of the Premises or any portion thereof any such options or rights shall automatically and without any further action by Landlord terminate and be of no further force and effect.

D.  Transfer to Affiliate
    ---------------------

Notwithstanding anything to the contrary contained in this provision of this
Article 13, Tenant shall have the right to assign this Lease, or sublet all or a portion of the Premises, without Landlord's consent, to Tenant's parent or to any entity of which Tenant has a majority ownership and voting control interest, provided that Tenant shall remain liable under this Lease, notwithstanding such assignment or sublease, and further provided that any Tenant Improvements in connection with such subletting are performed in accordance with the terms and conditions of this Lease and the use of the Premises is consistent with the use set forth in Article 2.C. hereof.


14.  CONDITION OF PREMISES:

Tenant's taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition, when Tenant took possession. No promise to alter, remodel, repair, or improve the Premises or the Building has been made by Landlord to Tenant, other than as may be contained herein. At the termination of this Lease, Tenant shall return the

Premises with all of Tenant's personal property removed therefrom, broom clean and in as good condition as when Tenant took possession, ordinary wear and tear excepted, failing which Landlord may restore the premises to such condition and Tenant shall pay the cost thereof immediately on demand.


15.  OBLIGATION TO REPAIR:

A.  Tenant's Obligation
    -------------------

Tenant agrees and covenants to keep the Premises in as good order, condition, and repair as when the same were entered upon, ordinary wear and tear excepted. All damage or injury to the Building or to the Premises, fixtures, appurtenances, and/or equipment caused by Tenant, its agents, servants, employees or invitees, shall be repaired, restored, or replaced promptly by Tenant at its sole cost and expense. All repairs, restorations, and replacements shall be in quality and class equal to the original work or installations and shall be done to Landlord's satisfaction. If Tenant fails to keep the Premises in such good order, condition, and repair as required hereunder, Landlord may restore the Premises to such good order and condition and make such repairs without liability to Tenant for loss or damage that may accrue to Tenant's property or business by reason thereof, and upon completion thereof Tenant shall pay to Landlord upon demand the cost of restoring the Premises to such good order and condition, as Additional Rent.

B.  Landlord's Obligation
    ---------------------

Landlord shall maintain the structural portions of the Building, including the roof, the basic plumbing, air conditioning, heating, and electrical systems installed by Landlord, unless the condition requiring such maintenance is caused in part or in whole by the act, neglect, fault, or omission of any duty by Tenant, its agents, servants, employees, or invitees, in which case Tenant shall pay Landlord the reasonable cost of such maintenance or repairs. There shall be no abatement of Rent and no liability of Landlord by reason of any injury or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances, and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereafter in effect.


16.  LIABILITY:

Landlord assumes no liability or responsibility whatever with respect to the conduct and operation of the business to be conducted in the Premises by Tenant nor for any loss or damage of whatsoever kind or by whomsoever caused, to personal property, documents, records, monies, or goods of Tenant or to anyone in or about the Building. Tenant agrees to hold Landlord harmless against all such claims.

17.  DAMAGE TO LEASED PREMISES:

A.   Untenantable - Permanent
     ------------------------

If the Premises, the Building, or any portion thereof shall be damaged by fire or other cause so as to render the Premises wholly untenantable, and if such damage shall be so great that a licensed architect as selected by Landlord shall certify within thirty (30) days after date of such occurrence in writing to Landlord and Tenant that the Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within one hundred and eighty (180) days from the happening thereof, then this Lease shall cease and terminate from the date of the occurrence of such damage, and Tenant thereupon shall surrender to Landlord said Premises and all interest therein as granted hereunder, and Landlord may reenter and take possession of the Premises and remove Tenant therefrom. There shall be no liability on the part of Landlord for such termination. In the event of such termination, Tenant shall pay Rent duly apportioned up to the time of the event causing such damage and all Rent accruing subsequent to such event shall be abated, Landlord being entitled to receive the proceeds of any insurance maintained by Landlord covering the Premises.

B.   Untenantable - Temporary
     ------------------------

     (1) If the Premises are partially damaged by fire or other causes during the Term hereof, the Premises, exclusive of Tenant's Improvements, shall be repaired by Landlord with reasonable dispatch, and no abatement shall be made to Tenant from the Rent corresponding with the time during which the Premises cannot be used by Tenant after damage occurring as aforesaid. Landlord shall be entitled to receive the proceeds of all insurance maintained by Landlord covering the Premises. For the purposes of this subdivision, "partially damaged" shall mean damage which renders forty percent (40%) or less of the Premises untenantable. Notwithstanding the foregoing, in the event the Premises are rendered partially untenantable, Rent shall abate during the period of untenantability but only for the period of time and in the amount for which Rent reimbursement insurance proceeds are actually received by Landlord.

     (2) If the Premises are damaged by fire or other causes and more than forty percent (40%) thereof is rendered untenantable, or the means of ingress or egress are rendered unusable, Tenant shall notify Landlord of such damage within two (2) days after such damage and Landlord shall have the option whether such damage shall be repaired or rebuilt. In the event that Landlord shall decide not to repair or rebuild, this Lease shall then and thereupon cease and come to an end, Landlord shall be entitled to the proceeds of all insurance maintained by Landlord covering the Premises and to the proceeds of the Tenant's insurance covering the Tenant Improvements to the extent of the Landlord's undepreciated value of said Tenant Improvements. Tenant shall be liable for Rent only up to the time of such damage, and thereafter there shall be no further liability on the part of the parties hereto by reason of such termination. Tenant shall promptly surrender possession of the Premises.

          If Landlord shall decide that the Premises shall be repaired and rebuilt following a fire or other cause, Landlord shall give Tenant notice thereof within thirty (30) days after receiving notice of such damage, and the Premises, exclusive of Tenant's Improvements, shall be repaired by Landlord with due diligence taking into account the nature of such damage. Landlord shall use commercially reasonable efforts to complete such repair within one hundred and eighty (180) days from the date Landlord gave notice to Tenant of such intent to repair, excepting delays outside the reasonable control of Landlord, or Tenant may cancel this Lease and be under no further obligation to Landlord. Tenant shall subrogate, to the extent of the value of the loss resulting from such damage, to Landlord's right of recovery from any insurance carrier with respect to such loss. If loss to the Premises or any portion thereof which is to be repaired or rebuilt by Landlord hereunder is covered by Tenant's insurance policy or policies, Landlord shall receive, by assignment or otherwise, all proceeds of such insurance other than proceeds for loss or damage to Tenant's personal property or trade fixtures. Tenant shall receive an abatement in the Rent payments otherwise due, which abatement shall correspond with the period during which and the extent to which the Premises cannot be used by Tenant for the ones and purposes contemplated by this Lease. Tenant recognizes that there may be from time to time a mortgage or mortgages covering the Property and that the foregoing options with respect to repairing and rebuilding are all subject to any mortgagee on any current or future mortgage agreeing to allow the Premises to be repaired and/or rebuilt under the terms of any such mortgage.

     (3) The Rent hereunder shall in no case be withheld or diminished on account of any defect in the Premises or in the Building, any change in the condition thereof, any damage occurring thereto, or the existence with respect thereto of any violations of the laws or regulations of any governmental authority except as otherwise specifically provided herein.

C.   Negligence of Tenant
     --------------------

If the fire or other casualty causing damage to the Premises or other parts of the Building shall have been caused by the negligence or misconduct of Tenant, its agents, servants, or employees, or of any other person entering the Premises under express or implied invitation of Tenant, such damage shall be repaired by Landlord at the expense of Tenant and, in such event, there shall be no abatement of Rent. Tenant's liability shall only be to the extent of any uninsured losses.

D.   Thirty Percent (30%) Damage
     ---------------------------

In the event the Building is damaged to the extent of thirty percent (30%) or more of the replacement cost thereof Landlord may elect to terminate this Lease, whether the Premises were damaged or not, by giving Tenant notice at any time within thirty (30) days after such damage occurred that this Lease will terminate as of the date specified in the notice, but the termination date shall be no less than thirty (30) and no more than (60) days after the giving of such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date specified in such notice and Rent shall be paid to the date of termination. Thereafter, both Landlord and Tenant shall be free and discharged of all further obligations hereunder.

E.  Other Terminations
    ------------------

If the Building shall be damaged by fire or other casualty and any of the following applies: (a) any mortgagee under a mortgage now or hereafter encumbering the Property requires that the insurance proceeds payable as a result of said fire or other casualty be used to reduce or retire the mortgage debt, (b) the Building is damaged as a result of a risk that is not covered by Landlord's insurance or the amount of insurance recovered by Landlord is insufficient to cover the cost of repairing the Building, or (c) the Premises are materially damaged during the last twelve (12) months of the Term, then, in any such event, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within thirty (30) days after the date of such damage or casualty, in which event the Rent hereunder shall be abated as of the date of such notice, and Tenant shall vacate the Premises in accordance with the requirements of this Lease, including without limitation, Section 32.D.


18.  CONDEMNATION:

Tenant agrees that if the Building, or the Property, or any part thereof, shall be taken or condemned for public or quasi-public use or purpose by any competent authority during the Term of this Lease, (or transferred under threat of such action,) then and in such event all sums that may be awarded for compensation for such taking shall be the sole property of Landlord. Tenant shall have no claim against Landlord and shall not have any claim or rights to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. Upon such condemnation or taking of a material portion of the parking lot located on the property and/or the Building, the Term of this Lease, at Landlord's sole option, shall cease and terminate from date of such taking or condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.


19.  NOTICES:

All notices, which may or are required to be given by either party to the other shall be in writing and mailed by express mail carrier or by United States Postal Service Certified or Registered mail and shall be deemed effective upon receipt or the failure to accept receipt. Notice shall be sent to the following addresses (or such other addresses as the parties shall so advise by notice):

    If to Landlord:

         Long Wharf Drive, LLC
         4 Hamilton Street
         New Haven, CT 06511
         Attention:
                   --------------------------

    With a copy to:

         Joseph K. Fortier, Esq.
         Reid and Riege, P.C.
         One State Street
         Hartford, CT 06103

    If to Tenant:

         dsl.net, incorporated
         50 Washington Street
         Norwalk, CT 06854


20.  DEFAULT AND REMEDIEES:

A.     Default
       -------

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

     (1)  The vacating or abandonment of the Premises by Tenant.

     (2) The failure by Tenant to make any payment of Rent, Tenant's Proportionate Share of Operating and Tax Expenses, or Additional Rent or other monetary payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten
          (10) days after such payment becomes due.

     (3) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than to make payments as required by this Lease, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     (4) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days after the levy thereof.

B.   Remedies
     --------

In the event of any default or breach of Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right which Landlord may have by reason of such default or breach terminate this Lease pursuant to this express stipulation in which event this Lease shall expire and terminate and Landlord shall be entitled to recover possession of the Premises in the manner prescribed by the statute relating to summary process; and Landlord shall have the right to proceed as follows:

(1) Re-enter and take possession of the Premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either with force, if necessary, without being deemed guilty in trespass or of a forcible entry or detainer and without prejudice to any remedies for arrears of Rent or preceding breach of covenants. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys fees and any real estate commission actually paid. Such damages shall bear interest from the date due at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate then permissible under Connecticut law, until paid.

(2) Should Landlord elect to reenter as above provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law or otherwise, Landlord may from time to time, without terminating Tenant's obligations to pay Rent hereunder, relet the Premises or any part thereof for such terms, at such rentals, and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Landlord shall use reasonable efforts, but shall not be obligated, to relet the Premises, and nothing herein contained shall under any circumstances be construed so as to require Landlord to lease the Premises below the then-current market rental rates being obtained for similar office buildings in the relevant market area or to lease the same to any tenant not creditworthy or otherwise unacceptable, to Landlord and shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. In the event Landlord shall elect to so relet, then any rent received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to payment of any reasonable cost of such reletting, including, without limitation, all repossession costs, legal expenses, attorneys' fees, concessions, moving and/or storage costs, alteration, remodeling and repair costs, leasing commissions, and other expenses of preparation for such reletting (collectively, "Reletting Costs"); third, to the unamortized portion of the Improvement Allowance amortized on a straight-line basis over the initial term of this Lease, using an annual interest rate equal to the prime rate announced as such in the Wall Street Journal, plus two percent (2%), and fourth, to the payment of Rent due and unpaid hereunder. Tenant shall satisfy and pay any deficiency between the rents so collected from the total of the amounts for the items listed above as "first," "second," "third," and "fourth" above. In no event shall Tenant be entitled to any excess of any rent obtained by reletting over and above the items listed above as "first," "second," "third," and "fourth" above.

(3) Tenant, until the end of the Term or what would have been such Term in the absence of any such event, shall be liable to Landlord as damages for Tenant's default, for the equivalent of the amount of the Rent, Tenant's Proportionate Share of Operating and Tax Expenses, the Additional Rent and other charges which would be payable under this Lease by Tenant if this Lease were still in effect, plus all Reletting Costs, less the net proceeds of any reletting. Tenant shall pay such current damages (herein called "deficiency") to Landlord monthly on the days on which the Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise.

The foregoing remedies may be pursued severally or jointly. No exercise by Landlord of the foregoing remedies, and no expiration or termination of this Lease or summary proceedings, abandonment or vacancy effected pursuant to this
Article 20, shall relieve Tenant of its liability and obligation under this Lease, whether or not the Premises shall be relet. In any such event Tenant shall pay Landlord the Base Rent, Tenant's Proportionate Share of Operating and Tax Expenses, Additional Rent and other charges required Tenant's to be paid by Tenant up to the time of such event.

(4) At Landlord's election, Landlord shall be entitled to recover as damages caused by such breach of the provisions of this Lease in lieu of sums becoming due under Section 20(B)(3): either (a) an amount equal to the difference, if any, between (i) the Rent reserved hereunder for the unexpired portion of the Term, together with all Reletting Costs and (ii) the fair rental value of the Premises for the balance of the Term which Tenant proves can be realized from reletting, both discounted at the rate of six percent (6%) per annum to their then present worth. Said damages shall be due and payable to Landlord immediately upon breach of this Lease as provided in this Article. Such sum shall be payable in addition to and not in lieu of amounts due under Section 20(B)(1) above and any amounts owed pursuant to the terms of this Lease for any period prior to termination. In determining the fair rental value of the Premises, the rental realized by any reletting shall be deemed prima facie evidence thereof, or (b) an amount equal to twelve
(12) months of Base Rent.


21.  BANKRUPTCY:

If at any time during the Term of this Lease, a petition shall be filed, either by or against Tenant, in any court or pursuant to any Federal, State or municipal statute whether in bankruptcy, insolvency, for the appointment of a receiver, involving Tenant's business or property or because of any general assignment made by Tenant of Tenant's property for the benefit of Tenant's creditors, then immediately upon the happening of any such event, in addition to any other remedy available to Landlord hereunder and without any entry or other act by Landlord, this Lease, subject to the time limitations set forth in
Section 20.(A)(4) at Landlord's option, shall cease and come to an end with the same force add effect as if the date of the happening of any such event were the date herein fixed for the expiration of the Term. It is further stipulated and agreed that in the event of termination of the Term by the happening of any such event, Landlord shall forthwith, upon such termination, any other provisions of this Lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this Lease, an amount equal to the difference between (a) the then present cash value of the future Rent reserved hereunder for the unexpired portion of the Term, and (b) the then cash rental value of the Premises for the balance of the Term, unless the statute which governs shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. Said damages shall be due and payable to Landlord immediately upon breach of this Lease as provided in this Article. In making any such computation, the then cash rental value of Premises shall be deemed prima facie to be the rental realized upon any reletting, if such reletting can be accomplished by Landlord within a reasonable time after such termination of this Lease, and the then present cash value of the future rents reserved hereunder to Landlord for the unexpired portion of the Term shall be deemed to be such sum, if invested at six percent (6%) simple interest, as will produce the future rent over the period of time in question. The provisions of this Article of this Lease shall be without prejudice to Landlord's right to prove in full damages for Rent accrued prior to termination of this Lease, but not paid. This provision of this Lease shall be without prejudice to any rights given Landlord by any pertinent statute to prove further any amounts allowed thereby.


22. LANDLORD DEFINED:

A.   Definition
     ----------

The term "Landlord" as used in this Lease insofar as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises.
Landlord may assign, transfer, or sell this Lease in its sole and absolute discretion. In the event of any transfer of title to such fee, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall automatically be freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord, or the then grantor, at the time of such transfer in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord, or the then grantor under any provisions of this Lease, shall be paid to Tenant.

B.   Limitations of Assets Liable for Collection of Judgment
     -------------------------------------------------------

If Landlord or any successor in interest be an individual, corporation, limited liability company, limited liability partnership, joint venture, tenancy in common, limited or general partnership, or other unincorporated aggregate of individuals or a mortgagee (all of which are herein referred to individually and collectively as "Landlord"), then anything elsewhere in this Lease to the contrary notwithstanding, Tenant shall look solely to the estate and property of such Landlord in the Building of which the Premises are a part for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of the Lease to be observed and/or performed by Landlord, and no other property or assets of such Landlord, or of any shareholder, officer, director, managing agent, member or partner of Landlord, shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies.


23.  RECORDING PROHIBITED:

Tenant shall not record this Lease, or a memorandum or notice hereof, in any form.


24.  PREVAILING PARTY IN LEGAL PROCEEDINGS:

In the event any action is commenced for any breach of any covenant, condition, or agreement herein contained, the prevailing party in such action shall be entitled to receive all costs incurred in such action, including without limitation, all reasonable attorneys' fees.


25.  SEVERABILITY:

If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation or any governmental body or entity, effective during its Term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties in which event Landlord has the right to terminate this Lease on written notice to Tenant.


26.  HOLDING OVER:

If after the expiration of this Lease, Tenant shall remain in possession of the Premises and continue to pay rent, without any written agreement as to such holding, then such holding shall be deemed and taken to be a holding upon a tenancy from month to month, subject to all the terms and conditions hereof on the part of Tenant to be observed and performed and at a monthly rental equivalent to one hundred fifty percent (150%) of the monthly installments of Base Rent, and Tenant's Proportionate Share of Operating and Tax Expenses hereinabove provided for during the year immediately preceding, all of which shall be payable in advance on the first day of each calendar month. In the event Tenant holds over for any reason, and Landlord or Tenant's successor in occupancy suffers any cost, expense, or damage by reason of such holding over, Tenant agrees to indemnify Landlord and the said successor in occupancy for all such costs, expenses, or damages including reasonable attorney's fees. Such indemnification payment shall be in addition to the Rent obligation assumed by Tenant hereunder.


27.  RE-ENTRY BY LANDLORD:

Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, and except as is herein otherwise provided, Tenant, for and on behalf of itself and all persons claiming through or under Tenant (including any leasehold mortgagee or other creditor), also waives any and all right of redemption of re-entry or repossession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms "enter", "re-enter," "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.


28.  NO WAIVER:

No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance, of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.


29.  OTHER REMEDIIES:

In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

Landlord may, but shall not be obligated to, cure, at any time upon ten (10) days' notice or without notice in case of emergencies, any default(s) by Tenant under this Lease, and Tenant shall pay to Landlord on demand all costs and expenses incurred by Landlord in curing such default(s), including, without limitation, court costs and attorneys' fees and disbursements in connection therewith, together with interest on the amount of costs and expenses so incurred at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate then permissible under Connecticut law, until paid.

Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.


30.  NOTICE TO MORTGAGEES:

Tenant agrees that in the event Tenant shall claim any event of default or non-performance hereunder on the part of Landlord or shall claim that there exist any circumstances whatsoever which give rise (or with the passage of time would give rise) to a right of termination on the part of Tenant hereunder, Tenant shall give immediate written notice of such event or such circumstances to all mortgagees of Landlord of which Tenant has been notified, in addition to and separate from any notice required to be given to Landlord hereunder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the holders of mortgages shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any holder of a mortgage or deed of trust has commenced and is diligently pursuing the remedies necessary to cure such default (which may include the commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.


31.  ENVIRONMENTAL LAWS:

A.   Compliance:
     ----------

With respect to Tenant's use of the Premises, the Building and the Property, Tenant shall at all times, at its own cost and expense, comply with all federal, state, and local laws, ordinances, regulations, and standards relating to the use, analysis, production, storage, sale, disposal, or transportation of any "hazardous materials," "hazardous waste", or "hazardous substances," (collectively referred to herein as "Hazardous Substances") as such terms are defined in any of the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et
                                                                            --
seq. ("CERCLA"); The Clear Air Act, as amended, 42 U.S.C. (S)7401, et seq.; The
---                                                                -- ---
Federal Water Pollution Control Act (Clean Water Act), 33 U.S.C. (S)1251, et
                                                                          --
seq.; The Occupational Safety and Health Act, 29 U.S.C. (S)51, et seq.; The
---                                                            -- ---
Resource Conservation and Recovery Act, 42 U.S.C. (S)6901, et seq.; The
                                                           -- ---
Hazardous Materials Transportation Act, 49 U.S.C. Section 1802; The Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.; and/or any other
                                                -- ---
federal, state or local environmental law, ordinance, rule or regulation and the regulations adopted and publications promulgated pursuant to any of said Acts (collectively the "Hazardous Substance Laws"), including oil or petroleum products or their derivatives, solvents, PCB's, explosive substances, asbestos, radioactive materials or waste, and any other toxic, ignitable, reactive, corrosive, contaminating, or pollution materials which are now or in the future subject to any governmental regulations.

Tenant shall not generate, store, or dispose of any Hazardous Substances in or on the Premises, the Building or the Property. Tenant shall not take any remedial action in response to the presence or release of any Hazardous Substances on or about the Premises, the Building or the Property without first giving written notice of the same to Landlord. Tenant shall not enter into any settlement agreement, consent decree, or other compromise with respect to any claims relating to any Hazardous Substances in any way connected with the Property without Landlord's prior written consent, which consent may be withheld or conditioned in Landlord's sole and absolute discretion, and without affording Landlord the opportunity to participate in any such proceedings.

All costs and expenses incurred by Landlord in connection with any environmental audit shall be paid by Landlord (and may be included in Operating Expenses), except that if any such environmental audit shows that Tenant has failed to comply with the provisions of this Article, or that the Property (including surrounding soil and any underlying or adjacent groundwater) have become contaminated due to the operations or activities in any way attributable to Tenant, then all of the costs and expenses of such audit shall be paid by Tenant on demand, as Additional Rent.

Tenant shall immediately notify Landlord upon the receipt by Tenant of any "Notice," as hereinafter defined, of any violation of the Hazardous Substance Laws. "Notice" shall mean any summons, citation, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened, from the United States Environmental Protection Agency ("US EPA") or other federal, state or local agency or authority or any other entity or any individual, concerning any intentional or unintentional act or omission which has resulted or which may result in the releasing of Hazardous Substances into the waters or onto the land of the State or commonwealth in which the Property is located or into the "environment" as such term is defined in CERCLA or into waters outside of the jurisdiction of the State or commonwealth in which the Property is located, from or on the Premises, the Building, or the Property or any portion thereof, and shall include the imposition of any lien on the Premises, the Building, or the Property or any portion thereof, pursuant to Hazardous Substance Laws or any violation of federal, state or local environmental laws, ordinances, rules, regulations, government actions, orders or permits, or any knowledge, after due inquiry and investigation, or of any facts which could give rise to any of the above.

In the event Tenant fails to comply with the requirements of any of the Hazardous Substance Laws, it shall be deemed an event of default of this Lease and Landlord may, at its election, but without the obligation so to do, give such notices or cause such work to be performed at the Premises, the Building, or the Property, or take any and all other actions as Landlord deems necessary, as shall cure said failure of compliance, and any amounts paid as a result thereof, together with interest thereon at lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate permissible under Connecticut Law for any period during which there is such an event of default, from the date of payment by Landlord, shall be immediately due and payable by Tenant to Landlord, as Additional Rent, or Landlord, by the payment of any assessment, claim, or charge, may, if it sees fit, be thereby subrogated to the rights of the governmental agencies having jurisdiction over such matters.

B.   Indemnity:
     ---------

In the event of any breach of this Article 31, Tenant agrees to defend, indemnify, and hold harmless Landlord, its successors and assigns from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation reasonable attorneys' fees and expenses), civil and/or criminal penalties, causes of action, suits, claims, demand, or judgments of any nature arising out of or in connection with (i) the presence of any Hazardous Substances on or in the Premises, or the release of any Hazardous Substances therefrom or from any property of Tenant located on or in the Building or the Property; (ii) any failure by Tenant to comply with the terms of any order issued by the US EPA, or any other federal, state, or municipal department or agency having regulatory authority over environmental matters, with regard to the Premises; and (iii) any lien or claim imposed under any Hazardous Substance Laws. The provisions of this Section 3l.B. shall survive the expiration or earlier termination of this Lease.


32. COMPLIANCE WITH LAW:

A. Tenant, at Tenant's expense, shall comply promptly with the laws, ordinances, rules, regulations and orders of all governmental authorities in effect from time to time during the Term that shall impose any duty on Tenant with respect to Tenant's use of the Premises, including, without limitation, the Americans with Disabilities Act ("ADA") and the Federal Occupational Safety and Health Act of 1970, and will obtain any and all licenses and permits necessary for any such use. Following completion of the Construction Work, Tenant shall not be required to make any alterations in or to the Premises in order to comply with the foregoing, unless such alterations shall be necessitated or occasioned, in whole or in part (i) by Tenant's obligations under the ADA as set forth in subsection (B), (ii) by the use or manner of use of the Premises by Tenant, (i) by reason of a breach of any of Tenant's covenants, warranties or agreements hereunder, or (iv) by the willful misconduct or negligence of Tenant, or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees.

B. Tenant represents, warrants and agrees that: (i) the placement of Tenant's furniture, fixtures and equipment within the Premises, and (ii) all of Tenant's Leasehold Improvements or alterations to the Premises undertaken by Tenant will comply, to the extent necessary, with the ADA. Tenant agrees to indemnify and hold Landlord harmless from any claims, losses, costs, damages or other expenses (including, without limitation, reasonable attorneys' fees) arising from any breach of the foregoing warranty and covenants.


33.  RIGHT OF FIRST OFFER:

If at any time during the first two (2) Lease Years of this Lease, Landlord decides to seek offers to lease (i) all or any part of the space remaining on the fifth (5th) floor of the Building following the leasing of space remaining on said fifth floor to any other tenant after the execution of this Lease, or in the alternative at Landlord's discretion, (ii) a block of space equal to or greater than 5,000 rentable square feet elsewhere in the Building, Landlord shall provide Tenant with written notice of the terms under which Landlord will seek such offers ("Landlord's Offer"). Within fourteen (14) days following its receipt of Landlord's Offer, Tenant shall have the right to accept the same by written notice to Landlord. Within thirty (30) days following Tenant's written notice of acceptance, Landlord and Tenant shall enter into an amendment of this Lease incorporating the terms of Landlord's Offer. In the event Tenant either rejects Landlord's Offer or fails to notify Landlord of its acceptance of the same within said fourteen (14) day period, the right of first offer shall terminate.


34.  MISCELLANEOUS:

A.   Taxes
     -----

Tenant, at all times, shall be responsible for and shall pay, before delinquency, all municipal, county, state, or federal taxes which may be levied, imposed or assessed against Tenant's personal property, its leasehold interest, its right to occupy the Premises, or the Rent. If any governmental authority requires that a tax, other than the ad valorem taxes above mentioned, be paid by Tenant, but collected by Landlord, for and on behalf of said governmental authority, and from time to time forwarded by the Landlord to said governmental authority, the same shall be paid by Tenant to Landlord and be collectable by Landlord and for the purpose of enforcing payment thereof shall be deemed Additional Rent hereunder, payable monthly.


B.   Accord and Satisfaction:
     -----------------------

No payment by Tenant or receipt by Landlord of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Rent; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Landlord may accept any check or payment without prejudice to Landlord's right to recover the balance due or to pursue any other remedy available to Landlord.

C.   No Representations by Landlord:
     -------------------------------

Neither Landlord nor any agent or employee of Landlord has made any warranties, representations or promises with respect to the Building or the Premises except as herein expressly set forth herein.

D.   End of Term:
     -----------

At the expiration or sooner termination of the Term, Tenant shall quit and surrender to Landlord the Premises, broom clean and in good order and condition, ordinary wear and tear and damage by fire and any other casualty excepted. At such expiration or sooner termination Tenant shall remove all personal property of Tenant except as provided in Section 5 hereof, and Tenant shall repair all damage to the Premises or Building caused by such removal and restore the Premises to the condition in which they were prior to the installation of the items so removed. Any personal property of the Tenant which shall remain in or upon the Premises after the expiration of the Term or sooner termination thereof and the removal of Tenant from the Premises may, at the option of Landlord, be deemed to have been abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit. If the Premises are not surrendered as and when aforesaid, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligations under this
Section 32.D. shall survive the expiration or sooner termination of the Term.

E.   Waiver of Jury Trial and Right to Counterclaim/Prejudgment Remedy Waiver
     ------------------------------------------------------------------------

     (a) Landlord and Tenant shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and any emergency or other statutory remedy. Tenant further agrees that it shall not interpose any counterclaim(s) in a summary proceeding or in any action based on holdover or non-payment of Rent.

     (b) TENANT, FOR ITSELF AND FOR ALL PERSONS CLAMING THROUGH OR UNDER IT, HEREBY ACKNOWLEDGES THAT THIS LEASE CONSTITUTES A COMMERCIAL TRANSACTION AS SUCH TERM IS USED AND DEFINED IN SECTION 52-278(A) OF THE CONNECTICUT GENERAL STATUTES, OR ITS SUCCESSOR PROVISIONS IF AMENDED, AND HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS WHICH ARE OR MAY BE CONFERRED UPON TENANT BY SAID ACT TO ANY NOTICE OR HEARING PRIOR TO A PREJUDGMENT REMEDY UNDER SECTIONS 52-278(A) TO 52-278(G), OR THEIR SUCCESSOR PROVISIONS IF AMENDED, INCLUSIVE OF SAID STATUTES. SUCH WAIVER IS INTENDED AS A WAIVER IN ACCORDANCE WITH SECTION 52-278(F) OR ITS SUCCESSOR PROVISIONS IF AMENDED, OF SAID STATUTES.

F.  Intentionally Omitted.
    ---------------------

G.  Unavoidable Delays:
    -------------------

It is understood and agreed that with respect to any service to be furnished or obligations to be performed by Landlord for Tenant that in no event shall Landlord be liable for failure to furnish or perform the same when prevented from doing so by strike, lockout, breakdown, accident, supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such service or meet such obligation; or because of war or other emergency; or for any cause beyond Landlord's reasonable control; or for any cause due to any act or omission of Tenant or its agents, employees, licensees, invitees, or any persons claiming by, through, or under Tenant (individually and collectively referred to herein as "force majeure").

H.  Brokerage:
    ----------

Each party represents to the other that (i) it has not dealt with any broker, agent or other intermediary who is or may be entitled to be paid a broker commission or finder's fee in connection with this Lease, except for Insignia/ESG ("Landlord's Broker") and Sentry Commercial Real Estate Services, Inc. ("Tenant's Broker"); and (ii) there are no claims for brokerage commissions or finder's fees in connection with this Lease, except as to Landlord's Broker and Tenant's Broker. Landlord and Tenant acknowledge that Landlord shall pay a commission or finder's fee only to Landlord's Broker pursuant to a separate agreement between

Landlord and Landlord's Broker. Landlord shall have no obligation or liability of any nature whatsoever to pay any commission, broker's fee or otherwise to Tenant's Broker. Tenant's Broker shall be paid by Landlord's Broker. Each party agrees to indemnify the other and hold it harmless from all liabilities arising from breach of the representations stated above. The representations and obligations contained in this subparagraph 34(H) shall survive the termination of this Lease.

I.  Successors and Assigns:
    ----------------------

The provisions of this Lease, except as herein otherwise specifically provided shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns.

J.  Consents and Approvals:
    ----------------------

In the event that Tenant shall seek the approval by or consent of Landlord and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Landlord, it being intended that Tenant's sole remedy shall be an action for injunction or specific performance and that said remedy of any action for injunction or specific performance shall be available only in those cases where Landlord shall have expressly agreed in writing not to unreasonably withhold or delay its consent.

K.  Interpretation:
    ---------------

Irrespective of the place of execution or performance, this Lease shall be governed by and construed in accordance with the laws of the State of Connecticut. If any provision of this Lease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. If any words or phrases in this Lease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Lease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Lease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Lease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Lease unless otherwise expressly provided. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

L.  Authority:
    ---------

Each person executing this Lease warrants to the other party that it has full right and authority to enter into this Lease and that each person signing on behalf of such party is authorized to do so.

M.  Complete Agreement:
    ------------------

There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Lease which are not fully expressed in this Lease. This Lease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

                                    LANDLORD:

Witnessed by:                       LONG WHARF DRIVE, LLC


                                     By:
----------------------------            ----------------------------
                                        Its:
                                            ------------------------
----------------------------


STATE OF CONNECTICUT  )
                      ) ss.:
COUNTY OF             )
          ----------

          On this the    day of             , 1999 before me           , the
                      --        ------------                 ---------
undersigned officer, personally appeared Barbara E. Hampton, who acknowledged
herself to be the            of Long Wharf Drive, LLC and that she, as such
                  ----------
          and being authorized to do so, executed the foregoing instrument for
---------
the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                    -----------------------------------
                                    Notary Public
                                    My Commission Expires:

Witnessed by:                           TENANT:

                                        dsl.net, incorporated

                                     By:
--------------------------              --------------------------
                                     Name:
                                          ------------------------
                                     Title:
                                           -----------------------
--------------------------



STATE OF CONNECTICUT  )
                      ) ss.:
COUNTY OF             )
          ----------

          On this the    day of             , 1999 before me           , the
                      --        ------------                 ---------
undersigned officer, personally appeared          , who acknowledged
                                         ---------
himself/herself to be the            of             and that he/she, as such
                          ----------    -----------
        , being authorized to do so, executed the foregoing instrument for the
--------
purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    -------------------------------------
                                    Notary Public
                                    My Commission Expires:
                                                          ---------------